UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2007

PROTOCALL TECHNOLOGIES INCORPORATED
(Exact Name of Registrant as Specified in Charter)

NEVADA	0-51111	41-2033500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 MALL DRIVE

COMMACK, NEW YORK  11725-5717

(Address of Principal Executive Offices)  (Zip Code)

(631) 543-3655

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 31, 2007, pursuant to an Advance Agreement, Protocall Technologies Incorporated amended its Securities Purchase Agreement, dated as of August 8, 2006, as amended, with AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC.  Pursuant to the Advance Agreement, a copy of which is filed as an exhibit hereto, investors agreed to fund to Protocall $500,000 of the subsequent investment referred to in the Securities Purchase Agreement on May 31, 2007, with the remaining $200,000 to be funded as provided in the Securities Purchase Agreement.  The proceeds of this closing will be used for working capital.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit No.	Description
10.1

Advance Agreement, dated as of May 31, 2007, by and among Protocall Technologies Incorporated and each of AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTOCALL TECHNOLOGIES INCORPORATED

Date: June 6, 2007	By: /s/ Bruce Newman
Bruce Newman
Chief Executive Officer

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